OPTION AGREEMENT

       THIS  Option  Agreement  made  the  3  day  of  February  1998.
                                          ---

BETWEEN:

     ULTRACARD, INC., a company having an address at 5535 Peregrine Way, Blaine, Washington, 360371-3302.

     ("UltraCard")

     UPGRADE INTERNATIONAL, CORP., a company incorporated under the laws of Nevada, having an office and address at 1 5001 Birch Street, Newport Beach, California, 92660.

     ("Upgrade")

WHEREAS

A. In a letter agreement dated January 30, 1998, Upgrade proposes to, or has purchased 18.53% of the issued and outstanding share capital of UltraCard. Upgrade desires to acquire a greater equity position in UltraCard.

B. UltraCard desires to grant to Upgrade an option to purchase Shares on the terms and conditions set out herein.

NOW THEREFORE in consideration of the mutual promises contained herein and the payment of $1 by each party hereto to the other and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

                            ARTICLE 1: INTERPRETATION

1.1  DEFINITIONS

     In this Agreement and the recitals hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

     (a)  "Option" means the option granted to Upgrade under Section 2.1;

     (b) "Option Notice" means a notice indicating that Upgrade is exercising the Option in whole or in part;

     (c) "Option Price" means US$ 2,000,0000 required to be paid to acquire all the Optioned Shares which may be purchased by Upgrade under this Agreement;

     (d) "Optioned Shares" means 15% of the issued and outstanding Shares on the close of the acquisition of all the Optioned Shares under this Agreement. This percentage will be adjusted, if necessary, to result in Upgrade holding, combined with its previous holdings, 35% of the issued and outstanding shares of UltraCard on the close of the acquisition of the Option Shares;

     (e) "Shares" means the shares of the common stock of UltraCard as currently constituted; and

     (f)  "Termination Date" means the dates as Scheduled in Section 2.4.

1.2  SECTIONS  AND  HEADINGS

          The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this
Agreement", "hereof", "hereunder". and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3  EXTENDED  MEANINGS

          Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

1.4  UNITED  STATES  DOLLARS

          Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States dollars.

                              ARTICLE  2:  OPTION

          2.1 UltraCard hereby grants to Upgrade the irrevocable option (the "Option") to purchase the Optioned Shares, at the Option Price, subject to the terms and provisions of this Agreement.

          2.2 The Option may be exercised in whole or in part at any time and from time to time up to and including the Termination Date in respect of Optioned Shares. The Option may be exercised by Upgrade giving to UltraCard an Option Notice accompanied by a cheque or bank draft representing the Option Price in respect of the Optioned Shares for which the Option is being exercised.

          2.3 Upgrade will receive a pro rata number of Optioned Shares on the exercise of a part of the Option. The actual number of Optioned Shares
Upgrade will be entitled to receive will be based on the percentage of the Option Price tendered for the Option Shares and the number of issued and outstanding Shares at that time.

          2.4 At a minimum, Upgrade must provide UltraCard notice of its intent of exercise its right to acquire the Optioned Shares by the close of business one day following the demonstration of the technology, currently scheduled to be in or before Aug 31, 1998 and tender the Option Price as follows:

          (a)     $  666,667  on  Demonstration  plus  one  day.
          (b)     $  666,667  on  Demonstration  plus  46  days.
          (c)     the  balance  of  $666,66  on  Demonstration  plus  77  days.

On receipt of each portion of the Option Price Upgrade will be entitled to receive 5% of the Optioned Shares from treasury.

          2.5 UltraCard will at all times prior to the Termination Date reserve and keep available such number of its Shares as will be sufficient to satisfy the requirements of this Agreement.

          2.6 Failure to tender the Option Price by the close of business on the any of the dates Scheduled in Section 2.4 above will result in the immediate termination of this Agreement for any and all Optioned Shares still available under the Agreement at that time.

               ARTICLE  3:  FINANCING  RIGHT  OF  FIRST  REFUSAL

          3.1 UltraCard agrees that if it seeks to raise additional monies through an equity financing UltraCard will seek approval from the Board of Directors of UltraCard as to the amount and price in the form of a private placement document. UltraCard agrees that it will give Upgrade a first right of refusal to finance that private placement. If Upgrade declines and UltraCard attempts to sell or raise monies from other sources, and has to discount as a result of not being able to finance at the level Upgrade was offered, Upgrade is to be given the right of first refusal on any discount. UltraCard agrees Upgrade will have the right of first refusal to finance up until UltraCard decides to proceed with an initial public offering.

          3.2 The right of first refusal given in Section 3.1 above will terminate immediately on the termination of this Agreement for any reason.

          ARTICLE  4:  REPRESENTATIONS  AND  WARRANTIES  OF  ULTRACARD

     UltraCard  hereby  represents  and  warrants  to  Upgrade  that:

          4.1 UltraCard has been duly incorporated and organized and is validly existing under the laws Nevada and has all requisite corporate power and authority to carry out the provisions of this Agreement.

          4.2 UltraCard has taken all necessary corporate action to permit all of the Optioned Shares to be validly issued to Upgrade and recorded on the books of UltraCard in the name of Upgrade or its nominee upon exercise of the Option in whole or in part in accordance with the terms and conditions of this Agreement and during the term of the Option UltraCard will maintain a sufficient quantity of authorized but unissued Shares to satisfy any exercise of the Option.

          4.3 Except for the Optioned Shares, no person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement (including convertible securities, warrants or convertible options of any nature), for the purchase, subscription, allotment or issuance of any unissued shares, warrants of other securities of UltraCard.

          4.4 There is no action, proceeding or investigation pending or, to the knowledge of UltraCard and its directors and officers, threatened which questions the validity of the issuance of the Optioned Shares, or any action taken or to be taken against UltraCard pursuant to or in connection with this Agreement.

          4.5 UltraCard is not in default or breach of, and the execution and delivery of this Agreement by UltraCard, the performance and compliance with the terms of this Agreement, the sale of the Optioned Shares by UltraCard, will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default under, any term or provision of the constating documents, by-laws or resolutions of UltraCard or any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which UltraCard is a party or any judgment, decree or order, or any term or provision thereof, which materially adversely affects the business, operations or condition (financial or otherwise) of UltraCard or its property or assets.

          4.6 There is no person, firm or corporation acting or purporting to act for UltraCard entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated in this Agreement.

          5.7 This Agreement has been duly authorized, executed and delivered on behalf of UltraCard and is a valid and binding obligation of UltraCard enforceable in accordance with its terms except that rights to indemnity hereunder may be limited by applicable laws and except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditor's rights.

          ARTICLE  5:  REPRESENTATIONS  AND  WARRANTIES  OF  UPGRADE

          Upgrade  hereby  represents  and  warrants  to  UltraCard  that:

          5.1 Upgrade has been duly incorporated and organized and is validly existing under the laws Florida and has all requisite corporate power and authority to carry out the provisions of this Agreement.

          5.2 There is no action, proceeding or investigation pending or, to the knowledge of Upgrade and its directors and officers, threatened which questions the validity of the acquisition of the Optioned Shares, or any action taken or to be taken by against Upgrade pursuant to or in connection with this Agreement;

          5.3 Upgrade is not in default or breach of, and the execution and delivery of this Agreement by Upgrade, the performance and compliance with the terms of this Option Agreement, the acquisition of the Optioned Shares by Upgrade, will not result in any breach of. or be in conflict with or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default under, any term or provision of the constating documents, by-laws or resolutions of Upgrade or any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which Upgrade is a party or any judgment, decree or order, or any term or provision thereof, which materially adversely affects the business, operations or condition (financial or otherwise) of Upgrade or its property or assets.

          5.4 Upgrade has full corporate power and authority to acquire the Optioned Shares, and all necessary corporate action has been taken by Upgrade to acquire the Optioned Shares.

          5.5 There is no person, firm or corporation acting or purporting to act for Upgrade entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated in this Agreement.

          5.6 This Agreement has been duly authorized, executed and delivered on behalf of Upgrade and is a valid and binding obligation of Upgrade enforceable in accordance with its terms except that rights to indemnity hereunder may be limited by applicable laws and except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting enforcement of creditor's rights.

                              ARTICLE  6:  GENERAL

6.1  AMENDMENTS  AND  WAIVERS

          No modification, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.2  SEVERABILITY

          Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provision, Article, Section, subsection and the invalidity or unenforceability of any one or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not affect the validity or enforceability of the remaining covenants, provisions, Articles, Sections, subsections and subdivisions hereof.

6.3  TIME  OF  ESSENCE

     Time  shall  be  of  the  essence  in  this  Agreement.

6.4  NOTICE

     (1) Any notice or other written communication required or permitted hereunder shall be in writing and:

     (a) delivered personally to the party or, if the party is a corporation, an officer of the party to whom it is directed;

     (b) sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing the party sending such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, including the existence of an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or

     (c) Sent by facsimile or telex with all necessary charges fully prepaid, confirmation of delivery requested.

     (2) All such notices shall be addressed to the party to whom it is directed at the following addresses:

     To  the  Upgrade:     Upgrade  International  Corp.
                           5535  Peregrine  Way
                           Blaine,  Washington  98230

                           Attention:  Daniel  Bland        Fax: (360) 354-8513

     To the Corporation:   UltraCard,  Inc.
                           5001  Birch  Street
                           Newport  Beach,  California
                           92660

                           Attention:  Daniel  Kehoe       Fax: (714) 224-1601

     (3) Any party may at any time change its address hereunder by giving notice of such change of address to the other party or parties in the manner specified in this section. Any such notice or other written communication shall, if mailed or given by telegram, be effective on the day it is first attempted to be delivered to such party at such address (whether or not such delivery takes place), and if given by personal delivery, shall be effective on the day of actual delivery.

6.4  ENTIRE  AGREEMENT

     This Agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between all or any of the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement, whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

6.5  APPLICATION  OF  AGREEMENT

     This Agreement shall be binding upon and ensure to the benefit of the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Except as hereinafter provided, neither of the parties hereto may assign its rights or obligations under this Agreement without the prior written consent of the other party hereto. Upgrade may assign its rights hereunder to any person to whom it is permitted to transfer some or all of its Shares, whether such permitted transferability is expressly provided for in the Shareholders Agreement or otherwise consented to and approved in accordance with the Shareholders Agreement.

6.6  SUBDIVISION  OR  CONSOLIDATION  OF  SHARES

     If the Shares are changed by way of being classified or reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise, or if UltraCard amalgamates, the Option Price and the type of security to be delivered to Upgrade upon exercise of the Option in whole or in part shall be adjusted accordingly, in all cases so that Upgrade shall receive the same number and type of securities as would have resulted from such change if the Option or the remaining part thereof had been exercised before the date of the change.

6.7  REGISTRATION  AND  QUALIFICATION

     UltraCard will register the Option with all applicable government authorities. If UltraCard makes a public offering of Shares during the term of this Option it will register the Optioned Shares with the appropriate regulatory authorities so that the Optioned Shares once converted may be freely tradable.

6.7  GOVERNING  LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and the laws of United States applicable therein.

6.8  EXECUTION

     This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this as of the 3rd day of FEBRUARY, 1998.

ULTRACARD,  INC.                                     UPGRADE INTERNATIONAL, INC.


/s/  Daniel  Kehoe                                   /s/  Daniel S. Bland, Pres.
----------------------------------                   ---------------------------

                               AMENDING AGREEMENT

          This  Amending  Agreement  made  the  12th  day  of  February,  1998.


BETWEEN  :

          ULTRACARD INC, a company having an address at 5535 Peregrine Way, Blaine Washington, 360371-3302.

          ("UltraCard")

          UPGRADE INTERNATIONAL, CORP., a company incorporated under the laws of Nevada, having an office and address I 5001 Birch Street, Newport Beach, California 92660.

          ("Upgrade")

WHEREAS

          A. in a letter Agreement dated January 30, 1998 ("Letter Agreement"), Upgrade proposes to purchase 18.53% of the issued and outstanding share capital of UltraCard.

          B. UltraCard and Upgrade have agreed to amend certain terms of the Letter Agreement on as set out in this Amending Agreement.


NOW THEREFORE in consideration of the mutual promise's continued herein and the payment of 51 by each party hereto to the other and for other good and valuable consideration. The receipt and efficiency of which are acknowledged, the parties hereto agree as follows:

                               ARTICLE  1:  INTERPRETATION

1.1     DEFINITIONS

     Word with an initial capital which are not otherwise defined in this amending agreement have the meaning given to those words in the letter agreement as amended by this Amending Agreement

1.2  SECTIONS  AND  HEADINGS

     The division of this Agreement in to Articles and Sections and the insertion of headings are further convenience of reference only and shall not effect the construction or interpretation of this Agreement. The terms "this Agreement", "there off", "there under" and similar expressions prefer to this agreement and not to any particular article, section or other portion here off and include any agreement or instrument supplemental or ancillary hereto unless some things in the subject matter or context is in consistent therewith, references herein to Articles and sections are too Articles and Sections of this Agreement.

1.3  EXTENDED  MEANING

          Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feinting and neuter genders.

1.3     UNITED  STATES  DOLLARS

          Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States Dollars.

                    ARTICLE  2:  AMENDMENT  TO  LETTER  AGREEMENT

          Except as provided in Article 3 below all of the terms and conditions confide in the Letter Agreement will continue to apply unmanned for and during the terms of the Letter Agreement.

                         ARTICLE  3:  BASIC  TERMS

3.1     PARAGRAPH  1(2)  OF  LETTER  AGREEMENT

               Paragraph 1(2) of the Letter Agreement is replaced with the following paragraph:

               "(2) The Corporation received partial payment of US$25,000 for the Shares on January 28,1998. The reminder of the purchase price for the Shares will be made by of on behalf of upgrade wire transfer to the Corporation as follows:

                    a $ 40,000 by the close of business (PST) on Friday, February 6,1998;
                    b $ 50,000 by the close of business (PST) on Wednesday, February 11,1998; and
                    c $ 335,000, by the close of business (PST) on Tuesday, February 17,1998;

               If Upgrade should fail to tender the aggregate purchase price of $ 450,000 by the close of business on Tuesday, February 17, 1998, the per share purchase price will change from S0.4444 per share to $1.00 per share. In other words, the Corporation will issue one share for each dollar actually received by the Corporation."

3.2  SCHEDULES

     Schedule "A" in the Letter Agreement is no longer relevant and is removed in its entirety.

                               ARTICLE 4: GENERAL

4.1  FULL  FORCE  AND  EFFECT

     The Letter Agreement remains in full force and effect as expressly amended by this Amending Agreement.

4.2  GOVERNING  LAW

     This Agreement shall be governed by and construed in accordance with the laws of the States Nevada and the laws of United States applicable therein.

4.3  EXECUTION

     This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF the parties hereto have executed this so of the 13-day of February, 1998.


ULTRACARD,  INC.                             UPGRADE  INTERNATIONAL,  INC.

/s/  Daniel  Kehoe                           /s/  Daniel S. Bland       Pres.
------------------------                     -----------------------------------

                            AMENDING AGREEMENT NO. 2

     This  Amending  Agreement  is  made  this  4th  day of August, 1998, by and
                                               ----
between ULTRACARD, INC. ("UltraCard"), a Nevada corporation, 5001 Birch Street, Newport Beach, California 92660, and UPGRADE INTERNATIONAL CORP. ("Upgrade"), a Florida corporation, 435 Martin St., suite 1010, Blaine, Washington 98230.

     WHEREAS, UltraCard and Upgrade have entered into a letter agreement dated January 30, 1998, and a subsequent Amending Agreement dated February 12, 1998, pursuant to which Upgrade purchased 18.5% of the outstanding shares of the capital stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade also entered into an Option Agreement dated February 3, 1998, pursuant to which UltraCard granted to Upgrade an option to purchase an additional 15% of the outstanding shares of stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade have agreed to amend certain terms of the aforesaid Option Agreement to provide Upgrade with an option to acquire fifty percent (50%) of the issued and outstanding shares of stock of UltraCard on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the payment of $1.00 by each party to the other, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1: INTERPRETATION

1.1 DEFINITIONS. Capitalized words and terms which are not otherwise defined in this Amending Agreement shall have the meaning given to those words and terms in the Option Agreement as amended by this Amending Agreement.

1.2 SECTIONS AND HEADINGS. The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only, and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Amending Agreement No 2 and not to any particular Article, Section, or other portion hereof, and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3 EXTENDED MEANINGS. Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

1.4 UNITED STATES DOLLARS. Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States dollars.

                    ARTICLE 2: AMENDMENT TO OPTION AGREEMENT

     Except as otherwise provided in Article 3 below, all of the terms and conditions contained in the Option Agreement shall continue to apply without change or amendment.

                            ARTICLE 3: AMENDED TERMS

3.1 OPTION PRICE. Article 1, Paragraph 1.1(c) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(c) "Option Price" means US $7,500,000 required to be paid to acquire all of the Optioned Shares which may be purchased by Upgrade under this Agreement;"

3.2 OPTIONED SHARES. Article 1, Paragraph 1.1(d) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(d) "Optioned Shares" means approximately thirty-one and one-half percent (31.5%) of the issued and outstanding Shares on the close of the acquisition of all the Optioned Shares under this Agreement. This percentage shall be adjusted, if necessary, in order to guarantee and insure that Upgrade will own, on the close of the acquisition of all the Optioned Shares, a total of fifty percent (50%) of all of the issued and outstanding Shares of UltraCard, including the Shares currently owned by Upgrade."

3.3 DEMONSTRATION DATE. A new paragraph shall be added to Article 1, Paragraph 1.l (g), to define the term "Demonstration Date" as follows:

          "(g) "Demonstration Date" means the date on which all of the following events have occurred: (i) UltraCard has provided Upgrade with proof of concept which shall consist of a demonstration of the read/write and storage technology, and (ii) Upgrade has received written confirmation satisfactory to Upgrade that the technology is viable both conditions of which shall be satisfied on or before August 5, 1998. Further, Upgrade acknowledges it has observed and reviewed the demonstration proof of concept provided by UltraCard on July 24-25, 1998.

3.4 PAYMENT OF OPTION PRICE. Article 2, Paragraph 2.4 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.4 Upgrade shall acquire the optioned shares of UltraCard and tender the option price to UltraCard in accordance with the following schedule:

          (a)     $150,000.00  on  or  before  August  14,  1998;
          (b)     $516,667.00  on  or  before  August  17,  1998.
          (c)     $1,500,000.00  on  or  before  September  21,  1998;
          (d)     $5,333,333.00  on  or  before  October  21,  1998.

          Upgrade shall be entitled to receive optioned shares equal to approximately five and one half percent (5.5%) for each $666,667.000 of Option Price payments up to a total of $2,000,000 in option price payments for approximately sixteen and one half percent (16.5%). Upon final remittance of the Option Price payments in excess of Two Million Dollars ($2,000,000) specified in subparagraphs (a)-(d) above Upgrade shall be entitled to receive Optioned Shares equal to fifteen percent (15%) of the issued and outstanding Shares of UltraCard."

3.5 FAILURE TO TENDER BY TERMINATION DATE. Article 2, Paragraph 2.6 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.6 Failure to tender the specified amount of the Option Price by the close of business on any of the dates scheduled in subparagraphs 2.4(a), (b), (c) or (d) above will result in the immediate termination of this Agreement for any Optioned Shares still remaining under this Agreement at that time.

3.6 REPRESENTATIONS AND WARRANTIES OF ULTRACARD. Two additional paragraphs, Paragraphs 4.8 and 4.9, shall be added to Article 4 as follows:

          "4.8 UltraCard shall reserve and set aside no more than One Million (1,000,000) authorized but unissued Shares of the corporation, which Shares shall be part of and subject to a combined incentive and or a stock plan to be adopted and implemented by UltraCard."

          "4.9 UltraCard warrants that from the date Upgrade acquires all of the Optioned Shares under this Agreement until the date of any initial public offering of the Shares of UltraCard, UltraCard shall not take any action or in any way allow or cause Upgrade's ownership of the issued and outstanding shares of UltraCard to become diluted so as to result in Upgrade owning less than fifty percent (50%) of all of the issued and outstanding Shares of UltraCard. In the event that UltraCard requires additional financing prior to an initial public offering of UltraCard, Inc. shares, Upgrade agrees to provide sufficient debt financing on mutually agreeable terms. Both parties agree that repayment of any debt financing will be paid out of an initial public offering of UltraCard, Inc. shares.

                               ARTICLE 4: GENERAL

4.1 FULL FORCE AND EFFECT. Except as expressly amended by this Agreement, all of the terms, conditions, and provisions of the Option Agreement shall remain in full force and effect.

4.2 EXECUTION. This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year set forth above.

ULTRACARD,  INC.                              UPGRADE  INTERNATIONAL,  INC.


By   Daniel  Kehoe                            By     Daniel  S.  Bland
  -------------------                           --------------------------------


Its  President                                Its   President
     ---------                                   -------------------------------

                            AMENDING AGREEMENT NO. 2

     This  Amending  Agreement  is  made  this  4th  day of August, 1998, by and
                                                ---
between ULTRACARD, INC. ("UltraCard"), a Nevada corporation, 5001 Birch Street, Newport Beach, California 92660, and UPGRADE INTERNATIONAL CORP. ("Upgrade"), a Florida corporation, 435 Martin St., suite 1010, Blaine, Washington 98230.

     WHEREAS, UltraCard and Upgrade have entered into a letter agreement dated January 30, 1998, and a subsequent Amending Agreement dated February 12, 1998, pursuant to which Upgrade purchased 18.5% of the outstanding shares of the capital stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade also entered into an Option Agreement dated February 3, 1998, pursuant to which UltraCard granted to Upgrade an option to purchase an additional 15% of the outstanding shares of stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade have agreed to amend certain terms of the aforesaid Option Agreement to provide Upgrade with an option to acquire fifty percent (50%) of the issued and outstanding shares of stock of UltraCard on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the payment of $1.00 by each party to the other, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1: INTERPRETATION

1.1 DEFINITIONS. Capitalized words and terms which are not otherwise defined in this Amending Agreement shall have the meaning given to those words and terms in the Option Agreement as amended by this Amending Agreement.

1.2 SECTIONS AND HEADINGS. The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only, and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Amending Agreement No 2 and not to any particular Article, Section, or other portion hereof, and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3 EXTENDED MEANINGS. Words importing the singular number only shall include the plural and vice versa and words importing gender shall include masculine, feminine and neuter genders.

1.4 UNITED STATES DOLLARS. Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States dollars.

                    ARTICLE 2: AMENDMENT TO OPTION AGREEMENT

     Except as otherwise provided in Article 3 below, all of the terms and conditions contained in the Option Agreement shall continue to apply without change or amendment.

                            ARTICLE 3: AMENDED TERMS

3.1 OPTION PRICE. Article 1, Paragraph 1.1(c) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(c) "Option Price" means US $7,500,000 required to be paid to acquire all of the Optioned Shares which may be purchased by Upgrade under this Agreement;"

3.2 OPTIONED SHARES. Article 1, Paragraph 1.1(d) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(d) "Optioned Shares" means approximately thirty-one and one-half percent (31.5%) of the issued and outstanding Shares on the close of the acquisition of all the Optioned Shares under this Agreement. This percentage shall be adjusted, if necessary, in order to guarantee and insure that Upgrade will own, on the close of the acquisition of all the Optioned Shares, a total of fifty percent (50%) of all of the issued and outstanding Shares of UltraCard, including the Shares currently owned by Upgrade."

3.3 DEMONSTRATION DATE. A new paragraph shall be added to Article 1, Paragraph 1.l (g), to define the term "Demonstration Date" as follows:

          "(g) "Demonstration Date" means the date on which all of the following events have occurred: (i) UltraCard has provided Upgrade with proof of concept which shall consist of a demonstration of the read/write and storage technology, and (ii) Upgrade has received written confirmation satisfactory to Upgrade that the technology is viable both conditions of which shall be satisfied on or before August 5, 1998. Further, Upgrade acknowledges it has observed and reviewed the demonstration proof of concept provided by UltraCard on July 24-25, 1998.

3.4 PAYMENT OF OPTION PRICE. Article 2, Paragraph 2.4 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.4 Upgrade shall acquire the optioned shares of UltraCard and tender the option price to UltraCard in accordance with the following schedule:

          (a)     $290,000.00  which  UltraCard  acknowledges  the  receipt  of
          (b)     $110,000.00  on  or  before  October  16,  1998
          (c)     $1,000,000.00  on  or  before  October  21,  1988
          (d) $1,000,000.00 no later than 2 weeks from the signing of an underwriting Agreement initiated by Upgrade but in nay event no later than November 30, 1998
          (f)     $5,100,000.00  on  or  before  January  31,  1998

          Upgrade shall be entitled to receive optioned shares on a rata data basis equal to approximately sixteen and one half percent (16.5%) of the issued and outstanding shears for each $666,667.000 of Option Price payments up to a total of $2,000,000 in option price payments for approximately sixteen and one half percent (16.5%). Upon final remittance of the Option Price payments in excess of Two Million Dollars ($2,000,000) specified in subparagraphs (a)-(d) above Upgrade shall be entitled to receive Optioned Shares equal to fifteen percent (15%) of the issued and outstanding Shares of UltraCard."

3.5 FAILURE TO TENDER BY TERMINATION DATE. Article 2, Paragraph 2.6 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.6 Failure to tender the specified amount of the Option Price by the close of business on any of the dates scheduled in subparagraphs 2.4(a), (b), (c) or (d) above will result in the immediate termination of this Agreement for any Optioned Shares still remaining under this Agreement at that time.

3.6 REPRESENTATIONS AND WARRANTIES OF ULTRACARD. Two additional paragraphs, Paragraphs 4.8 and 4.9, shall be added to Article 4 as follows:

          "4.8 UltraCard shall reserve and set aside no more than One Million (1,000,000) authorized but unissued Shares of the corporation, which Shares shall be part of and subject to a combined incentive and or a stock plan to be adopted and implemented by UltraCard."

          "4.9 UltraCard warrants that from the date Upgrade acquires all of the Optioned Shares under this Agreement until the date of any initial public offering of the Shares of UltraCard, UltraCard shall not take any action or in any way allow or cause Upgrade's ownership of the issued and outstanding shares of UltraCard to become diluted so as to result in Upgrade owning less than fifty percent (50%) of all of the issued and outstanding Shares of UltraCard. In the event that UltraCard requires additional financing prior to an initial public event that UltraCard requires additional financing prior to an initial offering of UltraCard, Inc. shares, Upgrade agrees to provide sufficient debt financing on mutually agreeable terms. Both parties agree that repayment of any debt financing will be paid out of an initial public offering of UltraCard, Inc. shares.



                               ARTICLE 4: GENERAL

4.1 FULL FORCE AND EFFECT. Except as expressly amended by this Agreement, all of the terms, conditions, and provisions of the Option Agreement shall remain in full force and effect.

4.2 EXECUTION. This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year set forth above.

ULTRACARD,  INC.                                 UPGRADE  INTERNATIONAL,  INC.


By                                               By
  -----------------------                          -----------------------------

Its                                              Its
  -----------------------                           ----------------------------

Ultracard, Inc.

                          5001 BIRCH STREET, NEWPORT BEACH, CA 92660, USA
                                 TEL: (714) 224-1600         FAX: (714) 224-1601



Mr.  Daniel  Bland
Upgrade  International,  Corp.
5535  Peregrine  Way
Blaine,  WA.  98230

Mr.  Daniel  Bland
Upgrade  International,  Corp.
435  Martin  St.  Ste.  1010
Blaine,  WA.  98230                                 December  3,  1998

via  facsimile:  360-354-8513;  and,  360-332-4309

Dear  Mr.  Bland:

Pursuant to article 3.5 of the Amending Agreement No. 2 between UltraCard, Inc. and Upgrade International, Corp. dated August 4, 1998, UltraCard, Inc. hereby notifies Upgrade International, Corp. that this agreement is terminated.


Sincerely,


/s/  Daniel  Kehoe
-------------------------
President

                            AMENDING AGREEMENT NO. 3

     This Amending Agreement is made second day of February, 1999, by and between ULTRACARD, INC. ("UltraCard"), a Nevada corporation, 5001 Birch Street, Newport Beach, California 92660, and UPGRADE INTERNATIONAL CORP. ("Upgrade"), a Florida corporation, 435 Martin St., suite 1010, Blaine, Washington 98230.

     WHEREAS, UltraCard and Upgrade have entered into a letter agreement dated January 30, 1998, and a subsequent Amending Agreement dated February 12, 1998. pursuant to which Upgrade purchased 18.5% of the outstanding shares of the capital stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade also entered into an Option Agreement dated February 3, 1998, pursuant to which UltraCard granted to Upgrade an option to purchase an additional 15% of the outstanding shares of stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade have agreed to amend certain terms of the aforesaid Option Agreement to provide Upgrade with an option to acquire fifty percent (50%) of the issued and outstanding shares of stock of UltraCard on the terms and conditions set forth herein;

     NOW, THEREFORE in consideration of the mutual promises contained herein and the payment of $1.00 by each party to the other, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1: INTERPRETATION

1.1 DEFINITIONS. Capitalized words and terms which are not otherwise defined in this Amending Agreement shall have the meaning given to those words and terms in the Option Agreement as amended by this Amending Agreement.

1.2 SECTIONS AND HEADINGS, The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only, and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Amending Agreement No. 2 and not to any particular Article, Section, or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections or this Agreement.

1.3 EXTENDED MEANINGS. Words importing the singular number only shall include the and vice and words importing gender shall include masculine, feminine and neuter genders.

1.4 UNITED STATES DOLLARS. Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States dollars.

                    ARTICLE 2: AMENDMENT TO OPTION AGREEMENT

     Except as otherwise provided in Article 3 below, all of the terms and conditions contained in the Option Agreement shall continue to apply without change or amendment.

                            ARTICLE 3: AMENDED TERMS

3.1 OPTION PRICE. Article 1, Paragraph 1.1(c) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(c) "Option Price" means US $7,500,000 required to be paid to acquire all of the Optioned Shares which may be purchased by Upgrade under this Agreement;"

3.2 OPTIONED SHARES. Article 1, Paragraph 1.l (d) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(d) "Optioned Shares" means approximately thirty-one and one-half percent (31.5%) of the issued and outstanding Shares on the close of the acquisition of all the Optioned Shares under this Agreement. This percentage shall be adjusted, if necessary, in order to guarantee and insure that Upgrade will own, on the close of the acquisition of all the Optioned Shares, a total of fifty percent (50%) of all of the issued and outstanding Shares of UltraCard, including the Shares currently owned by Upgrade." Until UltraCard completes an IPO Upgrade agrees that it will maintain no more than one board seat on the board of directors of UltraCard Inc.

3.3 DEMONSTRATION DATE. A new paragraph shall be added to Article 1, Paragraph 1.1 (g), to define the term "Demonstration Date" as follows:

          "(g) "Demonstration Date" means the date on which all of the following events have occurred: (i) UltraCard has provided Upgrade with proof of concept which shall consist of a demonstration of the read/write and storage technology. Upgrade acknowledges it has observed and reviewed the demonstration proof of concept provided by UltraCard on July 24-25, 1998.

3.4 PAYMENT OF OPTION PRICE. Article 2, Paragraph 2.4 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.4 Upgrade shall acquire the optioned shares of UltraCard and tender the option price to UltraCard in accordance with the following schedule:

          (a)     $434,900.00  which  UltraCard  acknowledges  receipt  of;
          (b)     $50,000.00  on  or  before  February  01,  1999:
          (c)     $300,000.00  on  or  before  February  05,1999;
          (d)     $300,000.00  on  or  before  February  12,  1999;
          (e)     $300,000.00  on  or  before  February  19,  1999;
          (f)     $600,000.00  on  or  before  March  25,  1999;
          (g)     $2,669,000.00  on  or  before  May  10,  1999;
          (h)     $3,000,000.00  on  or  before  May  30,  1999;

          Upgrade shall be issued optioned shares at a price of 1.90 per share of UltraCard for payments specified in subparagraph (a)-(g). Upon final remittance of the Option Price payment specified in subparagraph
          (h), Upgrade shall have been issued Shares equal to 30% of the issued and outstanding Shares of UltraCard."

3.5 FAILURE TO TENDER BY TERMINATION DATE. Article 2, Paragraph 2.6 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.6 Failure to tender the specified amount of the Option Price by the close of business forty eight hours from any of the dates scheduled in subparagraphs 2.4(a), (b), (c), (d), (e), (f). (g), (h) or (I) above will result in the immediate termination of this Agreement for any Optioned Shares still remaining under this Agreement at that time.

3.6 REPRESENTATIONS AND WARRANTIES OF ULTRACARD. Two additional paragraphs, Paragraphs 4.8 and 4.9. shall be added to Article 4 as follows:

          "4.8 UltraCard shall reserve and set aside no more than One Million (l,000,000) authorized but unissued Shares of the corporation, which Shares shall be part of and subject to a combined incentive and or a stock plan to be adopted and implemented by UltraCard."

          "4.9 UltraCard warrants that from the date Upgrade acquires all of the Optioned Shares under this Agreement until the date of any initial public offering of the Shares of UltraCard, UltraCard shall not take any action or in any way allow or cause Upgrade's ownership of the issued and outstanding shares of UltraCard to become diluted so as to result in Upgrade owning less than fifty percent (50%) of all of the issued and outstanding Shares of UltraCard. In the event that UltraCard requires additional financing prior to an initial public offering of UltraCard, Inc. shares, Upgrade agrees to provide sufficient debt financing on mutually agreeable terms. Both parties agree that repayment of any debt financing will be paid out of an initial public offering of UltraCard, Inc. shares.

                               ARTICLE 4: GENERAL

4.1 FULL FORCE AND EFFECT. Except as expressly amended by this Agreement, all of the terms, conditions, and provisions of the Option Agreement shall remain in full force and effect.

4.2 EXECUTION. This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year set forth above.


ULTRACARD,  INC.                               UPGRADE  INTERNATIONAL,  INC.


By      Daniel  Kehoe                          By     Daniel  S.  Bland
  -------------------                            -------------------------------


Its     President                              Its  President
   -------------------                            ------------------------------

                            AMENDING AGREEMENT NO. 3

     This Amending Agreement is made 30th day of December, 1998, by and between ULTRACARD, INC. ("UltraCard"), a Nevada corporation, 5001 Birch Street, Newport Beach, California 92660, and UPGRADE INTERNATIONAL CORP. ("Upgrade"), a Florida corporation, 435 Martin St., suite 1010, Blaine, Washington 98230.

     WHEREAS, UltraCard and Upgrade have entered into a letter agreement dated January 30, 1998, and a subsequent Amending Agreement dated February 12, 1998. Pursuant to which Upgrade purchased 18.5% of the outstanding shares of the capital stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade also entered into an Option Agreement dated February 3, 1998, pursuant to which UltraCard granted to Upgrade an option to purchase An additional 15% of the outstanding shares of stock of UltraCard; and

     WHEREAS, UltraCard and Upgrade have agreed to amend certain terms of the aforesaid Option Agreement to provide Upgrade with an option to acquire fifty percent (50%) of the issued and outstanding shares of stock of UltraCard on the terms and conditions set forth herein;

NOW, THEREFORE in consideration of the mutual promises contained herein and the payment of $1.00 by each party to the other, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE 1: INTERPRETATION

1.1 DEFINITIONS. Capitalized words and terms which are not otherwise defined in this Amending Agreement shall have the meaning given to those words and terms in the Option Agreement as amended by this Amending Agreement.

1.2 SECTIONS AND HEADINGS, The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only, and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Amending Agreement No. 2 and not to any particular Article, Section, or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections or this Agreement.

1.3 EXTENDED MEANINGS. Words importing the singular number only shall include the and vice and words importing gender shall include masculine, feminine and neuter genders.

1.4 UNITED STATES DOLLARS. Unless otherwise provided herein, all monetary amounts set forth in this Agreement are in United States dollars.

                    ARTICLE 2: AMENDMENT TO OPTION AGREEMENT

     Except as otherwise provided in Article 3 below, all of the terms and conditions contained in the Option Agreement shall continue to apply without change or amendment.

                            ARTICLE 3: AMENDED TERMS

3.1 OPTION PRICE. Article 1, Paragraph 1.1(c) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(c) "Option Price" means US $7,500,000 required to be paid to acquire all of the Optioned Shares which may be purchased by Upgrade under this Agreement;"

3.2 OPTIONED SHARES. Article 1, Paragraph 1.l (d) of the Option Agreement is hereby amended and replaced with the following paragraph:

          "(d) "Optioned Shares" means approximately thirty-one and one-half percent (31.5%) of the issued and outstanding Shares on the close of the acquisition of all the Optioned Shares under this Agreement. This percentage shall be adjusted, if necessary, in order to guarantee and insure that Upgrade will own, on the close of the acquisition of all the Optioned Shares, a total of fifty percent (50%) of all of the issued and outstanding Shares of UltraCard, including the Shares currently owned by Upgrade."

3.3 DEMONSTRATION DATE. A new paragraph shall be added to Article 1, Paragraph 1.1 (g), to define the term "Demonstration Date" as follows:

          "(g) "Demonstration Date" means the date on which all of the following events have occurred: (i) UltraCard has provided Upgrade with proof of concept which shall consist of a demonstration of the read/write and storage technology, and (ii) Upgrade has received written confirmation satisfactory to Upgrade that the technology is viable both conditions of which shall be satisfied on or before August 5, 1998. Further, Upgrade acknowledges it has observed and reviewed the demonstration proof of concept provided by UltraCard on July 24-25, 1998.


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3.4     PAYMENT  OF  OPTION  PRICE.  Article  2,  Paragraph  2.4  of  the Option
Agreement  is  hereby  amended  and  replaced  with  the  following  paragraph:

          "2.4 Upgrade shall acquire the optioned shares of UltraCard and tender the option price to UltraCard in accordance with the following schedule:

          (a)     $4,34,900.00  which  UltraCard  acknowledges  receipt  of;
          (b)     $50,000.00  on  or  before  February  01,  1999:
          (c)     $300,000.00  on  or  before  February  05,  1999;
          (d)     $300,000.00  on  or  before  February  12,  1999;
          (e)     $300,000.00  on  or  before  February  19,  1999;
          (f)     $600,000.00  on  or  before  March  25,  1999;
          (g)     $2,669,000.00  on  or  before  May  10,  1999;
          (h)     $3,000,000.00  on  or  before  May  30,  1999;


          Upgrade shall be issued optioned shares at a price of 1.90 per share of UltraCard for payments specified in subparagraph (a)-(g). Upon final remittance of the Option Price payment specified in subparagraph
          (h), Upgrade shall have been issued Shares equal to 30% of the issued and outstanding Shares of UltraCard."

3.5 FAILURE TO TENDER BY TERMINATION DATE. Article 2, Paragraph 2.6 of the Option Agreement is hereby amended and replaced with the following paragraph:

          "2.6 Failure to tender the specified amount of the Option Price by the close if business forty eight hours from any of the dates scheduled in subparagraphs 2.4(a), (b), (c), (d), (e), (f). (g), (h) or (I) above will result in the immediate termination of this Agreement for any Optioned Shares still remaining under this Agreement at that time.

3.6 REPRESENTATIONS AND WARRANTIES OF ULTRACARD. Two additional paragraphs, Paragraphs 4.8 and 4.9. shall be added to Article 4 as follows:

          "4.8 UltraCard shall reserve and set aside no more than One Million (l,000,000) authorized but unissued Shares of the corporation, which Shares shall be part of and subject to a combined incentive and or a stock plan to be adopted and implemented by UltraCard."

          "4.9 UltraCard warrants that from the date Upgrade acquires all of the Optioned Shares under this Agreement until the date of any initial public offering of the Shares of UltraCard, UltraCard shall not take any action or in any way allow or cause Upgrade's ownership of the issued and outstanding shares of UltraCard to become diluted so as to result in Upgrade owning less than fifty percent (50%) of all of the issued and outstanding Shares of UltraCard. In the event that UltraCard requires additional financing prior to an initial public


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